Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 16 to Registration Statement No. 33-53887 on Form N-1A of The Asset Program, Inc. of our reports dated March 12, 2003 for the Merrill Lynch Mid Cap Value Fund and Mercury Growth Opportunity Fund appearing in the January 31, 2003 Annual Reports of the Funds in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in each Prospectus, which are part of this Registration Statement.

/s/ Deloitte & Touche, LLP

Princeton, New Jersey May 23, 2003